MANAGEMENT AGREEMENT
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               MANAGEMENT AGREEMENT, dated as of October 31, 1996, by and between Performance Capital Management, Inc., a New York corporation ("MANAGER"), and Medley Credit Acceptance Corp., a Delaware corporation (the "Company").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

               WHEREAS, the Company desires that Manager designate up to four
     (4) representatives with financial and/or management expertise to serve on the Board of Directors of the Company, and Manager desires to designate such representatives to serve on the Board of Directors of the Company, on the terms and conditions contained herein, and that such representatives render counsel, guidance and managerial assistance to the Company while serving on the Company's Board of Directors (the "Director Services"); and
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               WHEREAS, the Company further desires that Manager provide the
     Company with services of Mr. Robert Press ("Press") to act as president and chief executive officer of the Company (the "Executive Services").

               NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, hereto, intending to be legally bound hereby, agree as follows:

               1.   EFFECTIVE DATE.  This Agreement shall be  effective as of
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     the date first above written (the "Effective Date").
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               2.   SERVICES.  Manager hereby agrees to provide Director
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     Services to the Company as follows:  Manager shall cause up to four (4) of its employees, directors or designees (the "Manager Directors") with
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     financial and/or management expertise to serve on the Company's Board of
     Directors. The Manager Directors shall provide guidance, counsel and managerial assistance to the Company in providing such Director Services and shall devote such time and attention as is reasonably necessary to provide the Director Services. Manager will also provide the Executive Services to the Company from time to time as requested by the Company. The Executive Services may be rendered both through the Manager Directors and by Press.

               3.   COMPENSATION.  (a)  Subject to Section 4 below, as full
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     payment for the Director Services and Executive Services to be rendered by the Manager Directors and Press to the Company hereunder, the Company shall pay to Manager an annual fee (the "Manager Fee") equal to $15,000 for
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     fiscal 1996, increasing to $90,000 for each subsequent annual period, such increase to become effective upon the consummation of the Company's initial public offering of securities. Except as otherwise provided in Section 3(c) below, the Manager Fee shall be payable in equal quarterly installments during each year of this Agreement, in advance, on the first day of each quarterly period.

               (b) Concurrent with, and as a condition to, the closing of any Business Combination or Asset Sale, the Company shall pay to Manager, in a lump sum payment, an amount equal to the aggregate Manager Fee which would otherwise be payable by the Company through the completion of the then-remaining Initial Term or Renewal Term, as the case may be. It shall be a condition of the Company's making such payment that this Agreement shall automatically terminate and be of no further force and effect upon the making of such payment.

               4.   TERM.  Subject to the final sentence of Section 3(b) hereof,
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     the term of this Agreement shall commence on the first date first written above and shall terminate upon the earlier of (a) December 31, 1996 (such period being referred to herein as the "Initial Term"), unless this
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     Agreement is automatically renewed as provided below in this Section 4, or
     (b) the date on which this Agreement is terminated for cause as provided in
     Section 6 below. Notwithstanding the foregoing, commencing on December 1, 1996, and on the 1st day of each December thereafter, the term of this Agreement will automatically be extended annually for an additional yearly period (each such period being referred to herein as a "Renewal Term") if
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     written notice of termination of this Agreement has not been given by
     Manager or the Company to the other. Each Renewal Term shall be deemed to commence immediately after the then-existing last day of the term hereof. In consideration for its Director Services and Management Services with respect to the Renewal Terms, the Company shall pay to Manager the amount previously agreed upon for each year or such other amount as the parties shall agree.

               5.   RIGHT TO ENGAGE IN OTHER ACTIVITIES.  The Director Services
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     provided herein are not to be deemed exclusive.  Nothing contained herein shall restrict Manager or any of its shareholders, directors, officers, employees or agents from engaging in any other business or devoting time and attention to the management, investment, involvement or other aspects of any other business, including becoming an officer or director thereof, or rendering services of any kind to any other corporation, firm, individual or association.

               6.   TERMINATION FOR CAUSE.  This Agreement may be terminated for
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     cause by the party whose conduct is not the cause for such termination if
     (a) either party commits an act of criminal misconduct or gross malfeasance in any material respect of its obligations as set forth herein, or
     (b) either party files a voluntary petition in bankruptcy or is adjudicated as bankrupt or insolvent, or such party files a petition under any chapter of the United States Bankruptcy Code or any other present or future applicable Federal, state or other statute or law regarding bankruptcy, insolvency or other relief for debtors, or any party seeks, or consents to, or acquiesces in the appointment of, any trustee, receiver, conservator or liquidator of itself or of all or any substantial portion of its property.

               7.   ASSIGNMENT.  Neither Manager nor the Company may assign this
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     Agreement or any of their respective rights or obligations hereunder, except that either of them may assign or transfer this Agreement to any other person who or which acquires all or substantially all of their respective property, business and assets, provided that, in the case of
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     Manager, the successor to its business employs substantially the same personnel to provide Director Services hereunder.

               8.   SEVERABILITY.  The invalidity or unenforceability of any
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     provision of this Agreement shall not in any manner or way affect any other provision hereof, and this Agreement shall be construed, if possible, as if amended to conform to legal requirements, failing which it shall be construed as if any such offending provision were omitted.

               9.   GOVERNING LAW.  This Agreement shall be governed by, and
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     construed and enforced in accordance with, the laws of the State of New
     York, without giving effect to the conflicts of law principles thereof.

               10.  ENTIRE AGREEMENT.  This Agreement constitutes the entire
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     understanding of the parties hereto with respect to the subject matter hereof.

               11.  BINDING NATURE.  Subject to the restrictions on
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     assignability contained herein, each and all of the covenants, terms, conditions, provisions and agreements herein contained shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs and permitted assigns.

               12.  AMENDMENT, ETC.  The provisions of this Agreement may not be
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     amended, waived, modified or changed except by an instrument in writing signed by all of the parties hereto. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

               13.  COUNTERPARTS.  This Agreement may be executed in any number
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     of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized on the date first above written.


                              PERFORMANCE CAPITAL MANAGEMENT, INC.
                                   a New York corporation


                              By:      /s/ Steven L. Edelson
                                  --------------------------------
                                   Name:     Steven L. Edelson
                                   Title:


                              MEDLEY CREDIT ACCEPTANCE CORP.


                              By:    /s/ Robert D. Press
                                   -------------------------------
                                   Name:     Robert D. Press
                                   Title:         President